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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): August 12, 2002


                              ATA HOLDINGS CORP.
            (Exact name of registrant as specified in its charter)


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           Indiana                    000-21642                 35-1617970
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

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                          7337 West Washington Street
                             Indianapolis, Indiana
                                     46231
              (Address of principal executive offices) (Zip code)



      Registrant's telephone number, including area code: (317) 247-4000

                                      N/A

         (Former name or former address, if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1   Statement Under Oath of Chief Financial Officer
     99.2   Statement Under Oath of Chief Executive Officer



ITEM 9.    REGULATION FD DISCLOSURE

     ATA Holdings Corp. (the "Company"), formerly known as Amtran Inc., is furnishing herewith certain data being presented by its chief financial officer and its chief executive officer at an audit committee meeting on August 12, 2002.











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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATA HOLDINGS CORP.


Date: August 12, 2002                    By: /s/ Kenneth K. Wolff
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                                         Name:   Kenneth K. Wolff
                                         Title:  Executive Vice President & CFO



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                                 EXHIBIT INDEX


Exhibit No.                   Description of the Exhibit
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99.1                          Statement Under Oath of Chief Financial Officer
99.2                          Statement Under Oath of Chief Executive Officer